Blackstone Senior Floating Rate Term Fund

Portfolio of Investments

September 30, 2022 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 134.95%
Aerospace & Defense - 5.23%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$976,531	$935,028
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	1,785,203	1,571,425
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	363,888	320,312
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 1M US L + 3.50%, 04/06/2026	1,302,630	1,206,424
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 1M US L + 3.50%, 04/06/2026	700,878	649,115
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,698,399	1,341,735
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,318,266	2,203,222
TransDigm, Inc., First Lien Tranche F Refinancing Term Loan, 3M US L + 2.25%, 12/09/2025	978,089	939,484
Vertex Aerospace Corp., First Lien Term Loan, 3M US L + 3.75%, 12/06/2028	612,308	597,000
		9,763,745

Air Freight & Logistics - 1.25%
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,240,887	1,176,523
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 07/26/2028	1,272,735	1,162,764
		2,339,287

Airlines - 2.52%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,119,016	1,087,124
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	1,397,359	1,332,361
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	782,743	760,976
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	245,440	226,331
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	173,714	167,055
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,184,199	1,135,268
		4,709,115

Auto Components - 1.29%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M US L + 5.25%, 07/25/2029	1,472,000	1,362,520
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	1,414,315	1,046,197
		2,408,717

Beverages - 1.10%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	2,279,489	2,056,920

Biotechnology - 0.25%
Grifols Worldwide Operati Tlb, First Lien Term Loan, 3M US L + 2.00%, 11/08/2027	490,301	466,502

Building Products - 1.38%
Arc Falcon I, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/30/2028	71,580	66,271
CP Atlas Buyer, Inc., First Lien B Term Loan, 1M US L + 3.50%, 0.50% Floor, 11/23/2027	1,695,820	1,485,538
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	436,358	383,452
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US L + 3.25%, 0.75% Floor, 02/25/2028	700,431	645,710
		2,580,971

Capital Markets - 1.19%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	769,660	734,356

	Principal Amount	Value
Capital Markets (continued)
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	$1,622,370	$1,493,262
		2,227,618

Chemicals - 4.19%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	2,099,281	2,060,707
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	1,179,515	925,424
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026	663,026	620,479
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	1,153,843	1,117,786
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 4M US L + 4.50%, 0.50% Floor, 08/30/2028	748,279	703,382
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,120,805	1,081,230
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 3.50%, 10/28/2024	635,200	612,771
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	725,111	704,565
		7,826,344

Commercial & Professional Services - 0.00%(b)
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	984	920

Commercial Services & Supplies - 8.66%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	1,075,548	1,032,795
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	1,074,290	1,024,604
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	2,069,038	1,824,633
Anticimex International AB, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/16/2028	563,388	535,219
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028	715,836	669,085
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	601,071	564,256
Divisions Holding Corp., First Lien B Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/27/2028	550,060	527,370
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	696,571	654,404
Foundational Education Group, Inc., First Lien Term Loan, 3M US L + 3.75%, 08/31/2028(c)	580,754	545,909
Garda World Security Corp., First Lien B-2 Term Loan, 3M US L + 4.25%, 10/30/2026	2,151,356	2,030,008
Garda World Security Corp., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	218,182	203,818
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	1,418,953	1,380,826
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	585,422	418,576
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	1,270,500	1,228,154
Seren BidCo, First Lien Term Loan, 3M US L + 4.00%, 11/16/2028	549,240	525,211
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	1,125,051	1,056,614
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	713,846	672,800
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	1,087,671	931,770
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	340,286	331,778
		16,157,830

Communications Equipment - 0.33%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US L + 4.50%, 11/30/2025	973,628	613,147

Construction & Engineering - 1.51%
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	1,441,618	1,329,893
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	1,589,512	1,480,233
		2,810,126

Construction Materials - 0.79%
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	1,568,930	1,471,429

	Principal Amount	Value
Containers & Packaging - 4.94%
Berlin Packaging L.L.C., First Lien Term Loan, 1M US L + 3.75%, 03/11/2028	$1,011,526	$957,789
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	804,078	765,068
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan, 3M US L + 4.175%, 0.50% Floor, 04/13/2029	1,911,917	1,808,893
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 1M US L + 3.75%, 09/11/2023	250,054	231,405
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	620,110	567,844
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	567,143	514,506
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	2,445,708	2,303,245
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025(c)	800,000	320,000
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028(d)	178,155	169,225
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	1,658,845	1,575,696
		9,213,671

Distributors - 1.30%
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	2,767,623	2,429,282

Diversified Consumer Services - 5.55%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US L + 4.25%, 06/22/2029	571,298	539,162
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US L + 4.25%, 06/22/2029	1,237,812	1,168,185
KUEHG Corp, Second Lien Tranche B Term Loan, 1M US L + 8.25%, 1.00% Floor, 08/22/2025	1,444,156	1,413,829
KUEHG Corp., First Lien B-3 Term Loan, 1M US L + 3.75%, 1.00% Floor, 02/21/2025	589,042	558,117
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	823,854	781,426
Loyalty Ventures, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/03/2027	510,239	173,992
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 03/12/2029	270,640	262,521
Pre Paid Legal Services, Inc., First Lien Term Loan, 3M US L + 3.75%, 12/15/2028	1,479,887	1,409,134
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 4.50%, 03/02/2029(c)	513,596	492,410
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	635,230	606,645
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US L + 3.25%, 0.50% Floor, 02/10/2029	951,282	903,718
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	2,119,418	2,054,945
		10,364,084

Diversified Financial Services - 3.00%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	754,806	720,839
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	488,438	417,693
Mitchell International, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/15/2028	2,323,180	2,111,770
Mitchell International, Inc., Second Lien Term Loan, 3M US L + 6.50%, 10/15/2029	412,371	387,113
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	162,722	159,468
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	1,640,712	1,518,347
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	302,400	292,385
		5,607,615

Diversified Telecommunication Services - 1.75%
Level 3 Financing, Inc., First Lien Term Loan, 1M US L + 1.75%, 03/01/2027	369,606	351,963
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.6875%, 01/31/2026	490,979	446,791
Telesat Canada, First Lien B-5 Term Loan, 1M US L + 2.75%, 12/07/2026	1,254,928	681,583
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 4.25%, 03/22/2029	1,876,133	1,787,017
		3,267,354

Electrical Equipment - 0.76%
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	1,529,832	1,417,550

	Principal Amount	Value
Electronic Equipment, Instruments & Components - 1.67%
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(c)	$313,530	$308,827
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028(c)	750,500	732,676
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/06/2025	1,353,771	1,256,300
LTI Holdings, Inc., First Lien Term Loan:
1M US L + 4.50%, 07/24/2026	208,947	197,716
1M US L + 4.50%, 07/24/2026	210,526	199,211
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	468,085	413,473
		3,108,203

Energy Equipment & Services - 0.38%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	757,552	705,827

Entertainment - 3.54%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	3,119,868	2,453,792
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	1,374,872	1,326,752
CE Intermediate I, LLC, First Lien Term Loan, 3M US L + 4.00%, 11/10/2028(c)	866,734	810,396
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	1,435,625	618,919
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	226,131	96,177
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	1,346,667	1,299,116
		6,605,152

Food Products - 1.32%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 3M US L + 2.25%, 01/29/2027	1,397,288	1,322,358
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026(c)	1,168,988	1,133,919
		2,456,277

Health Care Equipment & Supplies - 4.42%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	2,290,524	2,015,661
Carestream Health, Inc. TL 1L, First Lien Term Loan 09/27/2027(c)	155,679	$155,679
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	577,571	516,568
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	259,796	247,456
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,021,856	1,828,516
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	836,881	781,267
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,352,159	1,325,116
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026(c)	1,500,000	1,387,500
		8,257,763

Health Care Providers & Services - 12.26%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	269,360	252,862
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,309,507	1,229,299
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	978,089	932,109
Envision Healthcare Corp., First Lien Term Loan:
3M US L + 4.25%, 03/31/2027	1,454,671	676,422
3M US L + 7.88%, 03/31/2027	223,945	216,667
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,975,617	805,064
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/14/2025	2,337,065	2,033,410
Heartland Dental Care, Inc., First Lien Term Loan, 3M US L + 5.00%, 04/30/2025(c)	972,222	913,889
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,096,603	1,019,292
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	1,392,207	1,297,983
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	939,580	887,123
Medical Solutions LLC, First Lien Term Loan, 3M US L + 3.50%, 11/01/2028	1,391,898	1,328,567

	Principal Amount	Value
Health Care Providers & Services (continued)
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 5.25%, 0.75% Floor, 02/23/2029	$928,117	$837,626
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US L + 3.75%, 02/18/2028	1,797,366	1,295,227
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US L + 3.75%, 02/18/2028	50,885	36,669
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 02/28/2028	1,398,958	1,240,414
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 3M US L + 3.75%, 03/31/2027	1,222,434	1,083,382
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 0.00%, 12/29/2028(d)	2,041	1,969
3M US L + 3.25%, 0.50% Floor, 12/29/2028	26,941	25,998
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	1,606,413	1,491,956
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	1,120,000	1,073,330
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 3M US L + 3.50%, 03/05/2026	1,294,268	1,233,081
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	1,872,658	1,781,722
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	1,288,391	1,183,709
		22,877,770

Health Care Technology - 2.26%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.7998%, 02/15/2029	1,377,247	1,237,456
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	450,320	432,870
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	741,606	694,236
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,902,591	1,850,270
		4,214,832

Hotels, Restaurants & Leisure - 4.56%
Alterra Mountain Company, First Lien Series B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/17/2028	661,808	643,194
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/01/2028	1,397,342	1,265,852
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US L + 4.00%, 01/27/2029	1,803,268	1,677,977
Flutter Financing B.V., First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 09/16/2028	742,400	725,926
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 04/07/2025	242,665	229,167
MIC Glen LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 07/21/2028	634,005	593,191
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025(c)	1,907,934	1,898,394
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/05/2027	712,614	667,695
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	870,601	803,521
		8,504,917

Household Durables - 0.87%
Hunter Douglas Inc., First Lien Term Loan, 3M US L + 3.50%, 02/26/2029	1,065,217	882,000
Osmosis Buyer Limited Delayed, First Lien Term Loan, 3M US L + 3.75%, 07/31/2028	148,148	138,195
Osmosis Buyer Limited, First Lien Term Loan, 3M US L + 3.75%, 07/31/2028	651,852	608,057
		1,628,252

Independent Power and Renewable Electricity Producers - 0.08%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	163,229	140,161

Industrial Conglomerates - 4.40%
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 4.00%, 12/14/2028	840,688	798,653
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	1,589,990	1,532,352
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 04/01/2028	1,476	1,417
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026	75,046	69,605
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(c)	1,388,236	1,287,589
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US L + 4.50%, 04/05/2029	1,698,788	1,577,749

	Principal Amount	Value
Industrial Conglomerates (continued)
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	$1,485,423	$1,377,173
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	1,622,846	1,559,287
		8,203,825

Insurance - 2.08%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	333,474	306,379
Acrisure LLC, First Lien Term Loan, 1M US L + 4.25%, 02/15/2027	380,685	358,795
AssuredPartners, Inc., First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 02/12/2027	1,166,017	1,106,626
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	450,243	431,108
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	1,771,899	1,669,129
		3,872,037

Interactive Media & Services - 2.48%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	744,456	675,944
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	1,786,844	1,707,330
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.25%, 02/23/2029	705,038	665,675
Momentive, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025(c)	1,628,868	1,580,002
		4,628,951

Internet & Direct Marketing Retail - 0.15%
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 3M US L + 5.00%, 0.75% Floor, 09/25/2026	453,996	287,395

IT Services - 4.82%
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	1,451,577	1,047,407
DCert Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/16/2026	2,806	2,685
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 3M US L + 7.00%, 02/19/2029	1,581,655	1,482,801
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/10/2028	2,368,588	2,013,300
Ensono LP, First Lien Initial Term Loan, 1M US L + 3.75%, 05/26/2028	824,951	725,957
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,350,119	1,284,867
Sabre GLBL Inc., First Lien Term Loan, 1M US L + 5.10%, 06/30/2028	764,384	709,921
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	238,569	214,216
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	380,293	341,472
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	624,453	587,245
1M US L + 3.75%, 02/15/2029	630,335	592,515
		9,002,386

Leisure Products - 1.67%
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,222,724	1,120,431
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	160,701	147,257
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,903,855	1,851,498
		3,119,186

Life Sciences Tools & Services - 2.18%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.60%, 0.75% Floor, 12/04/2026	81	78
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	2,640,095	2,460,780
LSCS Holdings/Eversana, First Lien Term Loan, 3M US L + 4.50%, 12/16/2028	924,090	889,436
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 11/15/2028	747,418	714,954
		4,065,248

	Principal Amount	Value
Machinery - 0.89%
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	$1,730,228	$1,654,072

Media - 3.27%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,384,260	1,347,632
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,578,214	1,414,474
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/28/2028	1,061,489	981,548
Univision Communications, Inc., First Lien Term Loan:
3M US L + 3.25%, 0.75% Floor, 03/24/2026	1,120,689	1,066,229
3M US L + 4.25%, 06/24/2029	218,182	213,273
Virgin Media Bristol LLC, First Lien Term Loan, 1M US L + 2.50%, 01/31/2028	869,655	832,090
Ziggo Financing Partnership, First Lien I Facility Term Loan, 3M US L + 2.50%, 04/30/2028	254,702	243,623
		6,098,869

Oil, Gas & Consumable Fuels - 0.51%
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	1,023,030	949,592

Pharmaceuticals - 0.39%
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028(c)	408,184	357,161
Sharp MicCo, LLC, First Lien Term Loan, 3M US L + 4.00%, 12/31/2028	395,432	373,684
		730,845

Professional Services - 6.96%
AG Group Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/29/2028(c)	559,182	546,601
AqGen Island Holdings, Inc., First Lien Term Loan:
3M US L + 3.50%, 08/02/2028	1,125,050	1,026,608
3M US L + 6.50%, 08/02/2029	1,865,513	1,688,289
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,849,548	1,401,033
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	567,442	388,698
Corporation Service Company, First Lien Term Loan, 3M US L + 3.25%, 08/31/2029	604,018	590,428
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	3,265	3,088
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028(c)	304,000	295,640
Equiniti Group PLC, First Lien Term Loan, 3M US L + 4.50%, 12/11/2028	346,473	337,378
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/29/2029	659,368	621,455
Inmar, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/01/2024	596,850	566,077
Inmar, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 1.00% Floor, 05/01/2025	1,002,931	967,828
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,319,197	1,256,654
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/26/2026(c)	1,519,454	1,504,259
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025(d)	65,399	62,456
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	1,812,280	1,730,728
		12,987,220

Software - 20.34%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	581,323	537,724
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 1M US L + 5.50%, 0.50% Floor, 02/27/2026	326,531	305,102
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/02/2025	1,872,242	1,779,350
CDK Global, Inc., First Lien Term Loan, 4M US L + 6.6095%, 07/06/2029	1,705,529	1,647,004
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	1,298,912	1,146,290
Connectwise, LLC, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 09/29/2028	1,636,408	1,534,133
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	584,766	494,128
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,706,325	1,552,756
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US L + 4.75%, 04/26/2029	761,150	724,657
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	1,926,573	1,830,253
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	822,203	806,581

	Principal Amount	Value
Software (continued)
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027(c)	$909,591	$875,481
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,350,322	1,289,436
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/19/2026	2,085,165	1,922,522
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	765,110	754,907
Idera, Inc., First Lien B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/02/2028	2,788,799	2,598,226
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,556,667	1,318,497
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 04/01/2028	2,347,370	2,185,401
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	251,010	196,666
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	1,980,902	1,552,740
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	537,313	403,880
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028	726,264	695,398
Magenta Buyer LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 07/27/2028	1,707,205	1,546,728
McAfee Corp., First Lien Term Loan, 1M US L + 3.85%, 03/01/2029	1,370,413	1,253,681
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US L + 4.75%, 05/02/2029	405,947	384,127
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	326,099	304,903
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	1,404,878	1,046,634
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,053,403	1,010,035
Rocket Software, Inc., First Lien USD Term Loan, 3M US L + 4.25%, 11/28/2025	375,417	361,106
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 08/14/2026	993,204	972,099
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	1,873,288	1,742,158
Sovos Compliance LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/11/2028	467,927	447,338
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024(c)	216,019	209,538
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	777,136	621,060
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	2,160,156	1,908,141
		37,958,680

Specialty Retail - 0.87%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	1,318,611	1,233,732
3M US L + 4.25%, 0.50% Floor, 03/31/2026	221,453	207,429
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	198,958	186,151
		1,627,312

Technology Hardware, Storage & Peripherals - 0.69%
Project Castle, Inc., First Lien Term Loan, 3M US L + 5.50%, 06/01/2029	1,520,000	1,295,800

Textiles, Apparel & Luxury Goods - 0.49%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	939,695	909,155

Trading Companies & Distributors - 2.80%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	1,800,299	1,628,371
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	3,051,346	2,605,087
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/02/2028	585,293	541,761
SRS Distribution, Inc., First Lien Term Loan, 3M US L + 3.50%, 06/02/2028	484,522	446,608
		5,221,827

Transportation Infrastructure - 0.75%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	1,410,343	1,405,054

	Principal Amount	Value
Wireless Telecommunication Services - 0.86%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	$1,700,781	$1,607,663

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $272,363,925)		251,856,498

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 5.67%
Diversified Financial Services - 5.67%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(c)(e)	500,000	421,908
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(c)	1,000,000	868,165
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(c)(e)	500,000	429,981
Elmwood CLO 16, Ltd., 3M US SOFR + 7.22%, 04/20/2034(c)(e)	500,000	470,821
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(c)(e)	1,000,000	932,405
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(c)(e)	625,000	517,354
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(c)(e)	834,000	625,425
Magnetite XXXII, Ltd., 3M US SOFR + 6.90%, 04/15/2035(c)(e)	1,000,000	946,114
Neuberger Berman CLO XVII, Ltd., 3M US L + 7.20%, 04/22/2029(c)(e)	500,000	442,377
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(c)(e)	500,000	434,250
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(c)(e)	1,000,000	924,525
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(c)(e)	500,000	411,250
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(c)(e)	750,000	630,987
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(c)(e)	500,000	428,475
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(c)(e)	1,000,000	858,018
Sound Point CLO XXXII, Ltd., 3M US L + 6.70%, 10/25/2034(c)(e)	1,000,000	790,680
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(c)(e)	500,000	446,898
		10,579,633

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $12,108,456)		10,579,633

CORPORATE BONDS - 7.12%
Aerospace & Defense - 0.22%
Bombardier, Inc.:
7.125%, 06/15/2026(e)	60,000	55,115
7.875%, 04/15/2027(e)	78,000	71,934
6.000%, 02/15/2028(e)	20,000	16,763
Howmet Aerospace, Inc., 5.950%, 02/01/2037	80,000	72,471
TransDigm, Inc.:
4.625%, 01/15/2029	140,000	113,052
4.875%, 05/01/2029	110,000	89,100
		418,435

Auto Components - 0.05%
American Axle & Manufacturing, Inc., 6.500%, 04/01/2027	74,000	62,823
Goodyear Tire & Rubber Co., 5.250%, 07/15/2031	30,000	24,037
		86,860

Automobiles - 0.06%
Ford Motor Co.:
9.625%, 04/22/2030	30,000	33,395
5.291%, 12/08/2046	70,000	49,501
Winnebago Industries, Inc., 6.250%, 07/15/2028(e)	30,000	27,827
		110,723

Banks - 0.10%
Intesa Sanpaolo SpA, 5.017%, 06/26/2024(e)	200,000	186,630

Building Products - 0.03%
PGT Innovations, Inc., 4.375%, 10/01/2029(e)	70,000	57,552

	Principal Amount	Value
Capital Markets - 0.08%
MSCI, Inc.:
3.625%, 09/01/2030(e)	$70,000	$57,686
3.875%, 02/15/2031(e)	100,000	84,399
		142,085

Chemicals - 0.16%
Ashland LLC, 3.375%, 09/01/2031(e)	90,000	69,750
Chemours Co., 4.625%, 11/15/2029(e)	140,000	104,299
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	80,000	69,772
LSB Industries, Inc., 6.250%, 10/15/2028(e)	60,000	51,581
		295,402

Commercial Services & Supplies - 0.04%
Stericycle, Inc., 3.875%, 01/15/2029(e)	100,000	82,920

Communications Equipment - 0.18%
CommScope, Inc., 8.250%, 03/01/2027(e)	300,000	248,319
Viasat, Inc., 6.500%, 07/15/2028(e)	131,000	87,408
		335,727

Construction & Engineering - 0.10%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(e)	47,000	42,475
Meritage Homes Corp., 3.875%, 04/15/2029(e)	50,000	39,852
Taylor Morrison Communities, Inc., 5.125%, 08/01/2030(e)	15,000	12,129
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024(e)	100,000	98,029
		192,485

Consumer Finance - 0.16%
FirstCash, Inc., 4.625%, 09/01/2028(e)	115,000	96,532
Navient Corp.:
6.750%, 06/25/2025	80,000	75,006
5.625%, 08/01/2033	90,000	60,678
PRA Group, Inc., 5.000%, 10/01/2029(e)	80,000	64,977
		297,193

Containers & Packaging - 0.20%
OI European Group BV, 4.750%, 02/15/2030(e)	145,000	115,618
Owens-Brockway Glass Container, Inc., 6.625%, 05/13/2027(e)	60,000	54,487
Sealed Air Corp., 6.875%, 07/15/2033(e)	220,000	210,578
		380,683

Diversified Consumer Services - 0.18%
Prime Security Services Borrower LLC / Prime Finance, Inc.:
5.250%, 04/15/2024(e)	37,000	35,755
6.250%, 01/15/2028(e)	75,000	64,124
Service Corp. International:
3.375%, 08/15/2030	110,000	86,190
4.000%, 05/15/2031	180,000	145,052
		331,121

Diversified Telecommunication Services - 0.25%
Frontier Communications Holdings LLC, 6.750%, 05/01/2029(e)	120,000	99,275
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	90,000	81,814
Lumen Technologies, Inc.:
5.125%, 12/15/2026(e)	130,000	112,049
5.375%, 06/15/2029(e)	130,000	96,912
SBA Communications Corp., 3.875%, 02/15/2027	90,000	79,961
		470,011

Electric Utilities - 0.03%
PG&E Corp., 5.000%, 07/01/2028	60,000	51,742

	Principal Amount	Value
Electronic Equipment, Instruments & Components - 0.03%
TTM Technologies, Inc., 4.000%, 03/01/2029(e)	$80,000	$64,592

Energy Equipment & Services - 0.23%
Nabors Industries, Ltd., 7.250%, 01/15/2026(e)	60,000	52,323
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	120,000	99,218
Petrofac, Ltd., 9.750%, 11/15/2026(e)	200,000	150,258
Precision Drilling Corp., 6.875%, 01/15/2029(e)	120,000	106,175
Transocean, Inc., 7.500%, 01/15/2026(e)	20,000	14,839
		422,813

Equity Real Estate Investment Trusts (REITs) - 0.21%
Iron Mountain, Inc.:
4.875%, 09/15/2029(e)	110,000	90,526
5.625%, 07/15/2032(e)	200,000	160,268
Service Properties Trust:
4.500%, 03/15/2025	80,000	66,978
4.750%, 10/01/2026	90,000	68,034
		385,806

Food & Staples Retailing - 0.07%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 01/15/2027(e)	100,000	89,602
Rite Aid Corp., 8.000%, 11/15/2026(e)	55,000	39,055
		128,657

Food Products - 0.27%
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(e)	155,000	140,986
4.125%, 01/31/2030(e)	120,000	101,750
Post Holdings, Inc.:
5.625%, 01/15/2028(e)	185,000	169,196
4.500%, 09/15/2031(e)	110,000	88,778
		500,710

Gas Utilities - 0.06%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 05/20/2025	120,000	111,596

Health Care Equipment & Supplies - 0.07%
AdaptHealth LLC, 5.125%, 03/01/2030(e)	20,000	16,522
Hologic, Inc., 3.250%, 02/15/2029(e)	140,000	114,792
		131,314

Health Care Providers & Services - 0.27%
Acadia Healthcare Co., Inc.:
5.500%, 07/01/2028(e)	70,000	63,966
5.000%, 04/15/2029(e)	20,000	17,750
DaVita, Inc., 4.625%, 06/01/2030(e)	191,000	148,255
Encompass Health Corp.:
4.750%, 02/01/2030	130,000	107,154
4.625%, 04/01/2031	80,000	63,380
ModivCare, Inc., 5.875%, 11/15/2025(e)	50,000	46,207
Tenet Healthcare Corp., 6.125%, 10/01/2028(e)	75,000	65,828
		512,540

Hotels, Restaurants & Leisure - 0.64%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(e)	230,000	200,536
4.000%, 10/15/2030(e)	85,000	67,140
Aramark Services, Inc., 5.000%, 02/01/2028(e)	35,000	31,248
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	270,000	234,005
Hilton Domestic Operating Co., Inc., 4.875%, 01/15/2030	290,000	252,913
Las Vegas Sands Corp., 3.900%, 08/08/2029	100,000	82,798
Life Time, Inc., 8.000%, 04/15/2026(e)	40,000	34,245

	Principal Amount	Value
Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises, Ltd., 4.250%, 07/01/2026(e)	$20,000	$14,740
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 03/01/2030(e)	30,000	24,096
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025(e)	20,000	18,754
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/01/2029(e)	25,000	20,261
Yum! Brands, Inc., 4.750%, 01/15/2030(e)	250,000	219,035
		1,199,771

Household Durables - 0.07%
Tempur Sealy International, Inc., 4.000%, 04/15/2029(e)	30,000	23,693
TopBuild Corp., 3.625%, 03/15/2029(e)	51,000	40,370
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	80,000	68,233
		132,296

Household Products - 0.06%
Central Garden & Pet Co., 4.125%, 10/15/2030	60,000	47,884
Energizer Holdings, Inc., 4.750%, 06/15/2028(e)	70,000	55,555
		103,439

Independent Power and Renewable Electricity Producers - 0.10%
DPL, Inc., 4.125%, 07/01/2025	110,000	101,375
Vistra Operations Co. LLC, 4.375%, 05/01/2029(e)	110,000	91,739
		193,114

Industrial Conglomerates - 0.08%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.250%, 05/15/2027	180,000	157,996

Interactive Media & Services - 0.06%
Cinemark USA, Inc., 5.875%, 03/15/2026(e)	130,000	108,847

Machinery - 0.11%
Allison Transmission, Inc.:
5.875%, 06/01/2029(e)	68,000	61,646
3.750%, 01/30/2031(e)	190,000	146,023
		207,669

Media - 0.21%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 02/01/2031(e)	100,000	76,874
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	120,000	94,387
Sirius XM Radio, Inc., 3.875%, 09/01/2031(e)	275,000	213,873
		385,134

Metals & Mining - 0.37%
ATI, Inc., 5.125%, 10/01/2031	150,000	122,812
Carpenter Technology Corp., 7.625%, 03/15/2030	72,000	69,435
Commercial Metals Co., 3.875%, 02/15/2031	95,000	74,738
Compass Minerals International, Inc., 6.750%, 12/01/2027(e)	100,000	94,104
FMG Resources August 2006 Pty, Ltd., 6.125%, 04/15/2032(e)	54,000	46,481
Mineral Resources, Ltd.:
8.000%, 11/01/2027(e)	59,000	56,888
8.500%, 05/01/2030(e)	190,000	184,032
SunCoke Energy, Inc., 4.875%, 06/30/2029(e)	50,000	38,665
		687,155

Mortgage Real Estate Investment Trusts (REITs) - 0.14%
Starwood Property Trust, Inc., 4.375%, 01/15/2027(e)	310,000	264,755

Oil, Gas & Consumable Fuels - 1.12%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 05/15/2026(e)	120,000	120,760
Baytex Energy Corp., 8.750%, 04/01/2027(e)	60,000	60,449
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	60,000	52,988
California Resources Corp., 7.125%, 02/01/2026(e)	93,000	87,561
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(e)	190,000	175,454
CNX Resources Corp., 6.000%, 01/15/2029(e)	110,000	100,625

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(e)	$135,000	$121,009
CVR Energy, Inc., 5.250%, 02/15/2025(e)	140,000	126,278
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	60,000	52,837
EnLink Midstream Partners LP, 5.450%, 06/01/2047	90,000	65,920
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 01/15/2026(e)	100,000	94,695
EQM Midstream Partners LP, 6.500%, 07/15/2048	100,000	76,482
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	110,000	100,364
Hess Midstream Operations LP, 5.125%, 06/15/2028(e)	35,000	30,693
Holly Energy Partners LP / Holly Energy Finance Corp.:
6.375%, 04/15/2027(e)	53,000	50,691
5.000%, 02/01/2028(e)	70,000	61,810
MEG Energy Corp., 5.875%, 02/01/2029(e)	80,000	71,921
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	80,000	75,165
Occidental Petroleum Corp.:
7.950%, 06/15/2039	30,000	33,686
4.625%, 06/15/2045	70,000	58,119
Parkland Corp., 4.500%, 10/01/2029(e)	40,000	32,386
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	98,000	85,094
SM Energy Co., 6.750%, 09/15/2026	90,000	86,761
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	140,000	116,388
Vermilion Energy, Inc., 6.875%, 05/01/2030(e)	90,000	82,947
W&T Offshore, Inc., 9.750%, 11/01/2023(e)	55,000	53,966
Western Midstream Operating LP, 5.500%, 08/15/2048	30,000	24,324
		2,099,373

Paper & Forest Products - 0.08%
Mercer International, Inc., 5.125%, 02/01/2029	180,000	143,716

Personal Products - 0.07%
Edgewell Personal Care Co., 5.500%, 06/01/2028(e)	100,000	89,548
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(e)	40,000	36,316
		125,864

Professional Services - 0.13%
Gartner, Inc.:
4.500%, 07/01/2028(e)	100,000	89,560
3.625%, 06/15/2029(e)	100,000	83,466
TriNet Group, Inc., 3.500%, 03/01/2029(e)	80,000	65,328
		238,354

Semiconductors & Semiconductor Equipment - 0.03%
Entegris, Inc., 3.625%, 05/01/2029(e)	80,000	63,448

Software - 0.25%
Fair Isaac Corp., 4.000%, 06/15/2028(e)	180,000	153,754
NCR Corp., 5.250%, 10/01/2030(e)	110,000	83,220
NortonLifeLock, Inc., 6.750%, 09/30/2027(e)	91,000	87,534
Open Text Corp., 3.875%, 02/15/2028(e)	160,000	132,542
		457,050

Specialty Retail - 0.18%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	230,000	177,505
Group 1 Automotive, Inc., 4.000%, 08/15/2028(e)	100,000	80,744
Murphy Oil USA, Inc., 3.750%, 02/15/2031(e)	85,000	68,487
		326,736

Technology Hardware, Storage & Peripherals - 0.14%
Seagate HDD Cayman, 5.750%, 12/01/2034	80,000	63,696
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	240,000	191,999
		255,695

	Principal Amount	Value
Thrifts & Mortgage Finance - 0.23%
MGIC Investment Corp., 5.250%, 08/15/2028	$100,000	$89,544
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	20,000	17,097
5.125%, 12/15/2030(e)	200,000	145,285
5.750%, 11/15/2031(e)	45,000	33,084
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(e)	99,000	84,767
4.250%, 02/15/2029(e)	35,000	25,007
5.750%, 09/15/2031(e)	60,000	43,000
		437,784

TOTAL CORPORATE BONDS
(Cost $14,997,443)		13,285,793

SOVEREIGN DEBT OBLIGATIONS - 0.04%
Diversified Financial Services - 0.04%
United States Treasury Bill 0.00%, 02/02/2023(f)	70,000	69,171

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $69,314)		69,171

	Shares	Value
COMMON STOCK - 0.56%
Health Care Equipment & Supplies - 0.56%
Carestream Health Holdings Inc(c)(g)	55,510	1,051,359

TOTAL COMMON STOCK
(Cost $1,051,359)		1,051,359

Total Investments- 148.34%
(Cost $300,590,497)		276,842,454

Liabilities in Excess of Other Assets - (0.64)%		(1,210,823)

Leverage Facility - (47.69)%		(89,000,000)

Net Assets - 100.00%		$186,631,631

Amounts above are shown as a percentage of net assets as of September 30, 2022.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2022 was 3.14%

3M US L - 3 Month LIBOR as of September 30, 2022 was 3.75%

6M US L - 6 Month LIBOR as of September 30, 2022 was 4.23%

3M US SOFR - 3 Month Secured Overnight Financing Rate as of September 30, 2022 was 2.13%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Amount represents less than 0.005% of net assets.
(c)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	A portion of this position was not funded as of September 30, 2022. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2022, the Fund has unfunded delayed draw loans in the amount of 583,009. Fair value of these unfunded delayed draws was $542,889.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $19,533,801, which represented approximately 10.47% of net assets as of September 30, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate Term Fund (formerly known as Blackstone / GSO Senior Floating Rate Term Fund) (“BSL”, the “Fund”, “we”, “us” or “our”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BSL’s investments under the fair value hierarchy levels as of September 30, 2022:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Commercial Services & Supplies	$–	$15,611,921	$545,909	$16,157,830
Containers & Packaging	–	8,893,671	320,000	9,213,671
Diversified Consumer Services	–	9,871,674	492,410	10,364,084
Electronic Equipment, Instruments & Components	–	2,066,700	1,041,503	3,108,203
Entertainment	–	5,794,756	810,396	6,605,152
Food Products	–	1,322,358	1,133,919	2,456,277
Health Care Equipment & Supplies	–	6,714,584	1,543,179	8,257,763
Health Care Providers & Services	–	21,963,881	913,889	22,877,770
Hotels, Restaurants & Leisure	–	6,606,523	1,898,394	8,504,917
Industrial Conglomerates	–	6,916,236	1,287,589	8,203,825
Interactive Media & Services	–	3,048,949	1,580,002	4,628,951
Pharmaceuticals	–	373,684	357,161	730,845
Professional Services	–	10,640,720	2,346,500	12,987,220
Software	–	36,873,661	1,085,019	37,958,680
Other	–	99,801,310	–	99,801,310
Collateralized Loan Obligation Securities
Diversified Financial Services	–	–	10,579,633	10,579,633
Corporate Bonds	–	13,285,793	–	13,285,793
Common Stock
Health Care Equipment & Supplies	–	–	1,051,359	1,051,359
Sovereign Debt Obligations	–	69,171	–	69,171
Total	$–	$249,855,592	$26,986,862	$276,842,454

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(37,248)	–	(37,248)
Total	–	(37,248)	–	(37,248)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BSL has used Level 3 inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Warrants	Common stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2021	$6,737,603	$6,265,917	$144,751	$-	$(1,298)	$13,146,973
Accrued discount/ premium	13,386	3,445	-	-	-	16,831
Return of Capital	-	-	-	-	-	-
Realized Gain/(Loss)	10,377	(10,005)	-	-	-	372
Change in Unrealized Appreciation/(Depreciation)	(422,218)	(1,450,231)	-	-	-	(1,872,449)
Purchases (1)	2,621,122	6,427,500	-	1,051,359	-	10,099,981
Sales Proceeds (2)	(109,842)	(656,993)	(144,751)	-	-	(911,586)
Transfer into Level 3	8,470,311	-	-	-	-	8,470,311
Transfer out of Level 3	(1,964,869)	-	-	-	1,298	(1,963,571)
Balance as of September 30, 2022	$15,355,870	$10,579,633	$-	$1,051,359	$-	$26,986,862
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2022	$(613,119)	$(1,466,157)	$-	$-	$-	$(2,079,276)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of September 30, 2022:

Blackstone Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$15,355,870	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	10,579,633	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	1,051,359	Performance Multiple Methodology	EBITDA Multiple(a)	3.68x

(a)	As of September 30, 2022, a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). At September 30, 2022, 84.79% of BSL’s Managed Assets were held in Senior Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

●	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;
●	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;
●	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;
●	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;
●	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and
●	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2022, BSL had invested $18,145,092 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2022, BSL had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
Arc Falcon I, Inc., First Lien Initial Term Loan	10,502	$9,723
AthenaHealth Group, Inc., First Lien Term Loan	233,432	209,738
Medical Solutions LLC, First Lien Term Loan	223,377	213,213
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan	58,017	55,109
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan	55,635	53,132
Pediatric Associates Holding Co. LLC, First Lien Term Loan	2,046	1,974
Total	583,009	$542,889

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BSL’s valuation policies. For the period ended September 30, 2022, BSL recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $35,053.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as amended on October 2, 2020, October 1, 2021, November 29, 2021 and September 30, 2022, to borrow up to a limit of $142 million, with $48 million for tranche A loans ("BSL Tranche A Loans") and $94 million for tranche B loans ("BSL Tranche B Loans"). Borrowings under the Agreement are secured by the assets of the Fund.

Interest is charged at a rate of 0.90% above Adjusted Term SOFR for Tranche A Loans, 1.20% above Adjusted Term SOFR for one (1) month interest period Tranche B Loans and 1.05% above Adjusted Term SOFR for three (3) month interest period Tranche B Loans, with Adjusted Term SOFR measured for the period commencing on the date of the making of such Term SOFR Loan (or the last date upon which any other Loan was converted to, or continued as, such Term SOFR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter (in each case subject to the availability thereof).

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable monthly or quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2022, BSL had borrowings outstanding under its Leverage Facility of $89,000,000 for Tranche A and B Loans, at an interest rate of 3.94%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2022. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2022, the average borrowings under BSL’s Leverage Facility and the weighted average interest rate were $98,036,630 and 2.15%, respectively. During the period ended September 30, 2022, the Fund incurred $82,901 for commitment fees on undrawn amounts.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2022, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of September 30, 2022, BSL’s leverage represented 32.29% of the Fund’s Managed Assets.